SECURITIES AND EXCHANGE COMMISSION
                         	Washington, D.C. 20549



                                	FORM 8-K

            	Current Report Pursuant to Section 13 or 15(d) of
                   	The Securities Exchange Act of 1934



               	Date of Report (Date of earliest event reported):
                             	January 4, 1999



                            	THE PITTSTON COMPANY
           	(Exact Name of registrant as specified in its charter)



            Virginia               1-9148            54-1317776
          (State or other        (Commission	     (I.R.S. Employer
           jurisdiction		         File Number)	    Identification No.)
           of Incorporation)




                        1000 Virginia Center Parkway
                               P. O. Box 4229
                               Glen Allen, VA			    	23058-4229
                           (Address of principal					(Zip Code)
                            executive offices)



                              	(804)553-3600
            	(Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant reports that, on January 4, 1999, Thomas W. Garges, Jr., was elected President and Chief Executive Officer of Pittston Coal Company. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.

Severance benefits payable to Karl K. Kindig pursuant to his agreement with Pittston Coal Company are expected to be reflected in the fourth quarter Pittston Minerals Group results.


                               	EXHIBITS

99(a)	Registrant's press release dated January 4, 1999.

                               	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE PITTSTON COMPANY
                                   (Registrant)



                                  By /s/ James B. Hartough
                                     Vice President - Corporate
                            						   Finance and Treasurer


Dated: January 4, 1999

                             	EXHIBITS



Exhibit		Description

99(a)		Registrant's press release dated January 4, 1999.